UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 18, 2010
Toll Brothers, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-09186	23-2416878

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Gibraltar Road, Horsham, PA	19044

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 938-8000

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.
On March 17, 2010, the Board of Directors of Toll Brothers, Inc. (the “Company”) adopted a Certificate of Amendment to the Second Restated Certificate of Incorporation of the Company (the “Certificate of Amendment”). The Certificate of Amendment includes an amendment approved by the Company’s stockholders at the Company’s 2010 Annual Meeting of Stockholders, held on March 17, 2010, which restricts certain transfers of the Company’s common stock in order to preserve the tax treatment of the Company’s net operating and unrealized tax losses. The Certificate of Amendment’s transfer restrictions generally restrict any direct or indirect transfer of the Company’s common stock if the effect would be to increase the direct or indirect ownership of any Person (as defined in the Certificate of Amendment) from less than 4.95% to 4.95% or more of the Company’s common stock, or increase the ownership percentage of a Person owning or deemed to own 4.95% or more of the Company’s common stock. Any direct or indirect transfer attempted in violation of this restriction would be void as of the date of the prohibited transfer as to the purported transferee.
The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, which was filed with the Secretary of State of the State of Delaware on March 18, 2010, and is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.03. Amendment of Articles of Incorporation or Bylaws; Change in Fiscal Year
In addition to the amendment described in Item 3.03 above, which is incorporated herein by reference, the Certificate of Amendment also includes an amendment, authorized by the Company’s stockholders at the Company’s 2005 Annual Meeting of Stockholders, held on March 17, 2005, increasing the Company’s authorized shares from 201,000,000 to 415,000,000 consisting of two classes of stock. The Certificate of Amendment provides for 400,000,000 authorized shares of common stock, $.01 par value, an increase from the 200,000,000 shares previously authorized, and 15,000,000 authorized shares of preferred stock, $.01 par value, an increase from the 1,000,000 preferred shares previously authorized.
The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, which was filed with the Secretary of State of the State of Delaware on March 18, 2010, and is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.
The following Exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Item
3.1*	Certificate of Amendment to the Toll Brothers, Inc. Second Restated Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on March 18, 2010.
* Filed electronically herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 22, 2010	TOLL BROTHERS, INC.

	By:	Joseph R. Sicree

Joseph R. Sicree Senior Vice President,
Chief Accounting Officer